SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : December 26, 2001

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of May 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-AR14)



              Credit Suisse First Boston Mortgage Securities Corp.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-49820-13               13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibits is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-AR14 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2001, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, First Chicago NBD Mortgage Company, Homeside Lending Inc., and Weshington Mutual Mortgage Securities Corp., as servicers, and The Chase Manhattan Bank, as trustee.

     On December 26, 2001 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibits
99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein


Date: January 2, 2002             By:   /s/ Thomas M. Britt
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2001

                 CSFB MORTGAGE PASS-THROUGH CERTIFICATES,SERIES 2001-AR14
                        Statement to Certificate Holders
                                 December 26, 2001

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL             BEGINNING                                                                          ENDING
               FACE              PRINCIPAL                                                    REALIZED   DEFERRED    PRINCIPAL
CLASS         VALUE               BALANCE         PRINCIPAL       INTEREST         TOTAL       LOSSES   INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA       28,225,000.00    20,252,082.87      1,687,963.67     117,299.11     1,805,262.78       0.00      0.00       18,564,119.20
IIA     114,471,000.00    83,377,916.31      9,180,798.10     484,110.00     9,664,908.10       0.00      0.00       74,197,118.21
IIIA     24,918,000.00    18,200,730.57      3,907,345.38     107,672.25     4,015,017.63       0.00      0.00       14,293,385.19
B1        2,297,000.00     2,286,112.32          1,843.30      13,305.42        15,148.72       0.00      0.00        2,284,269.02
B2          170,394.96       169,587.30            136.74         987.02         1,123.76       0.00      0.00          169,450.56
AR              100.00             0.00              0.00           0.00             0.00       0.00      0.00                0.00
TOTALS  170,081,494.96   124,286,429.37     14,778,087.19     723,373.80    15,501,460.99       0.00      0.00      109,508,342.18
-------------------------------------------------------------------------------------------------      ----------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                      PASS-THROUGH RATES
-------------------------------------------------------------------------------------------------      ----------------------------
                          BEGINNING                                                       ENDING                         CURRENT
CLASS     CUSIP           PRINCIPAL        PRINCIPAL      INTEREST       TOTAL           PRINCIPAL         CLASS     PASS-THRU RATE
-------------------------------------------------------------------------------------------------      ----------------------------
IA      22540AS74    717.52286519      59.80385013     4.15585864    63.95970877   657.71901506           IA         6.950344 %
IIA     22540AS82    728.37588830      80.20195595     4.22910606    84.43106202   648.17393235           IIA        6.967456 %
IIIA    22540AS90    730.42501686     156.80814592     4.32106309   161.12920901   573.61687094           IIIA       7.098984 %
B1      22540AT24    995.26004354       0.80248150     5.79252068     6.59500218   994.45756204           B1         6.984129 %
B2      22540A235    995.26007107       0.80248852     5.79254222     6.59503075   994.45758255           B2         6.984129 %
AR      22540AT32      0.00000000       0.00000000     0.00000000     0.00000000     0.00000000           AR         6.950344 %
TOTALS               730.74633663      86.88827196     4.25310114    91.14137310   643.85806466
-------------------------------------------------------------------------------------------------      ----------------------------
IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT(S) PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
                   JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-3228
                              Fax: (212) 946-8302
                         Email: Thomas.Britt@chase.com


                                       -6-


                 CSFB MORTGAGE PASS-THROUGH CERTIFICATES,SERIES 2001-AR14
                        Statement to Certificate Holders
                                   December 26, 2001



Section 4.04(a)(i)         Scheduled Principal Payments                                                              100,200.29
                           Principal Prepayments                                                                  14,677,886.90

Section 4.04(a)(ii)        Current Interest                                                                          723,373.80
                           Carryforward Interest                                                                           0.00

Section 4.04(a)(iii)       Certificate Interest Shortfalls                                                                 0.00
                           Certificate Principal Shortfalls                                                                0.00

Section 4.04(a)(v)         Aggregate Loan Balance                                                                109,508,342.18
                           Loan Group 1 Aggregate Loan Balance                                                    18,977,209.04
                           Loan Group 2 Aggregate Loan Balance                                                    75,872,950.90
                           Loan Group 3 Aggregate Loan Balance                                                    14,658,182.24

Section 4.04(a)(vi)        Servicing Fees                                                                             37,965.26
                           GEMICO PMI Fees                                                                            24,439.65
                           Special Hazard Insurer Premium                                                              6,887.54

Section 4.04(a)(viii)      Current Advances                                                                                0.00
                           Outstanding Advances                                                                            0.00

Section 4.04(a)(ix)        Delinquent Mortgage Loans

                           Group 1
                           Number of Loans delinquent 31 to 60 days                                                        1.00
                           Balance of Loans delinquent 31 to 60 days                                                 123,012.20
                           Number of Loans delinquent 61 to 90 days                                                        1.00
                           Balance of Loans delinquent 61 to 90 days                                                 162,034.73
                           Number of Loans delinquent 91 or more days                                                      1.00
                           Balance of Loans delinquent 91 or more days                                               218,188.56

                           Group 2
                           Number of Loans delinquent 31 to 60 days                                                        1.00
                           Balance of Loans delinquent 31 to 60 days                                                  99,805.42
                           Number of Loans delinquent 61 to 90 days                                                        0.00
                           Balance of Loans delinquent 61 to 90 days                                                       0.00
                           Number of Loans delinquent 91 or more days                                                      0.00
                           Balance of Loans delinquent 91 or more days                                                     0.00

                           Group 3
                           Number of Loans delinquent 31 to 60 days                                                        0.00
                           Balance of Loans delinquent 31 to 60 days                                                       0.00
                           Number of Loans delinquent 61 to 90 days                                                        0.00
                           Balance of Loans delinquent 61 to 90 days                                                       0.00
                           Number of Loans delinquent 91 or more days                                                      0.00
                           Balance of Loans delinquent 91 or more days                                                     0.00

                           Foreclosures
                           Group 1
                                 Number     Principal Ballance                Percentage
                                    0                    0.00                  0.00 %

                           Group 2
                                 Number     Principal Ballance                Percentage
                                    0                    0.00                  0.00 %

                           Group 3
                                 Number     Principal Ballance                Percentage
                                    0                    0.00                  0.00 %

                 CSFB MORTGAGE PASS-THROUGH CERTIFICATES,SERIES 2001-AR14
                        Statement to Certificate Holders
                                   December 26, 2001




Section 4.04(a)(x)         Number of loans for which Prepayment Penalties were collected.                                  0.00
                           Balance of loans for which Prepayment Penalties were collected.                                 0.00
                           Amount of Prepayment Penalties                                                                  0.00

Section 4.04(a)(xi)        REO Properties
                           Group 1
                                 Number     Principal Ballance                Percentage
                                    0                    0.00                  0.00 %

                           Group 2
                                 Number     Principal Ballance                Percentage
                                    0                    0.00                  0.00 %

                           Group 3
                                 Number     Principal Ballance                Percentage
                                    0                    0.00                  0.00 %

Section 4.04(a)(xii)       Current Realized Losses                                                                         0.00
                           Aggregate Realized Losses                                                                       0.00
Section 4.04(a)(xiii)      Weighted Average Term to Maturity                                                               0.00
Section 4.04(a)(xiv)       Number of Claims Submitted under the GEMICO PMI policy                                          0.00
                           Number of Claims Submitted under the GEMICO PMI policy                                          0.00
                           Total Amount of Claims Submitted under the GEMICO PMI policy                                    0.00
                           Total of Claims Paid under the GEMICO PMI policy                                                0.00

                                       -8-
                                                                   Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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